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                                  FORM 8-K/A


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):       February 16, 2001


                               NetCommerce, Inc.
            (Exact name of registrant as specified in its charter.)


                                    Nevada
                   (State of incorporation or organization)


        33-23430-D                                        84-1091271
 (Commission File Number)                   (I.R.S. Employee Identification No.)


          9901 E Valley Ranch Parkway Suite 2000, Irving, Texas 75063
                 (New Address of principal executive offices)



Registrant's telephone number, including area code:    (972) 725-9372

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Item 1            Changes in Control of Registrant

     None

Item 2            Acquisition or Disposition of Assets

     None

Item 3            Bankruptcy or Receivership

     None

Item 4            Changes in Registrant's Certified Accountant

The Company ratified that Ronald R. Chadwick, P.C., Certified Public Accountant of Aurora, Colorado be the auditor for the Company from August31, 2000 forward. Mr.Chadwick is a member of the SEC Practice Section of the American Institute of Certified Public Accountants. The Company has no conflicts or disagreements with McKennon, Wilson & Morgan, LLC. and the last work preformed was the "review" of August 31, 2000. (See Attached letter)


Item 5.           Other Events

     None

Item 6            Resignations of Registrant's Directors

     None

Item 7            Financial Statements and Exhibits

     None

Item 8             Change in Fiscal Year

    None

SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NetCommerce, Inc.
                                         (Registrant)

Dated: March 23, 2001                    By:   /s/ Donald W Prosser
                                                   Donald W Prosser,
                                                 Chief Financial Officer

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